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                                                                     EXHIBIT 4.1

                          [MEDCATH(R) CORPORATION LOGO]
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Number                                                                    Shares

                                                     CUSIP _____________________
                                        See Reverse Side for Certain Definitions

         THIS CERTIFIES THAT ____________________ is the registered holder of _______________ fully paid and nonassessable shares of the common stock, par value of $0.01 per share, of MedCath Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation, and all amendments thereto, to all of which the holder by acceptance hereof, assents.

         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                                      Seal



------------------------------                   -------------------------------
Assistant Secretary                              President


COUNTERSIGNED AND REGISTERED:
First Union National Bank (Charlotte, North Carolina), Transfer Agent and Registrar

Authorized Signature

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                                      BACK

                               MEDCATH CORPORATION

         THE AUTHORIZED CAPITAL STOCK OF MEDCATH CORPORATION INCLUDES PREFERRED STOCK. UPON REQUEST THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, INFORMATION IN WRITING AS TO THE NUMBER OF SUCH SHARES AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTION OF THE CERTIFICATE OF INCORPORATION, AND AMENDMENTS THERETO, OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - ___________ Custodian ______
                                                                  (Cust.)             (Minor)
TEN ENT - as tenants by the entireties                          under Uniform Gifts to Minors
                                                                Act _______________
JT TEN - as joint tenants with right of                                 (State)
             Survivorship and not as tenants
             in common

         Additional abbreviations may also be used though not on the above list.

         For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------
                                     Signature(s):
                                                  ----------------------------
                                     NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlarge-ment or any change whatever.

                        SIGNATURE(S) GUARANTEED:
                                                --------------------------------
                        The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, savings and loan associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.